EXHIBIT 10.15


SCHEDULE OF EXECUTIVES RECEIVING SEVERANCE AGREEMENTS

Name of Executive                       Severance Amount (4(I) (a))
---------------------------             ---------------------------------------
E.W. Blanch, Jr.                        three (3)
Ian D. Packer                           three (3)
Chris L. Walker                         three (3)
Frank S. Wilkinson, Jr.                 three (3)
James E. Erickson                       two (2)
Daniel P. O'Keefe                       two (2)
David L. Samuel                         two (2)
James Caulfield                         one (1)